LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Supplement Dated July 7, 2026

to the Summary and Statutory Prospectuses dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Statutory and Summary Prospectuses for the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting held on March 4-5, 2026, of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge the Fund with and into the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for contract holders. A prospectus/information statement with material information about the Acquiring Fund and the Reorganization will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, who are shareholders of the Fund as of the close of business on June 15, 2026 (“Record Date”). The Fund’s Reorganization is expected to be completed on or about October 9, 2026 (“Closing Date”).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund. The prospectus/information statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/information statement is also available for free on the SEC’s website (www.sec.gov). Please read the prospectus/information statement carefully before making any decision to invest.

Transfers in and out of the Funds. At any time prior to the Closing Date, contract owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE